HELE Press Release Helen of Troy Confirms Rejection of Unsolicited, Non-Binding Proposal from Spectrum Brands and Oaktree Capital Management Determines Proposal Substantially Undervalues Helen of Troy Reiterates Confidence that Execution of Strategic Plan Will Continue to Deliver Enhanced Value Provides Investor Presentation Detailing Long-Term Value-Creation Opportunity EL PASO, Texas, Nov. 4, 2026 – Helen of Troy Limited (NASDAQ: HELE) (“Helen of Troy” or the “Company”) confirmed today that its Board of Directors (the “Board”) has unanimously rejected an unsolicited, non-binding proposal to acquire Helen of Troy for $37.00 per share in cash from Empower Brands Holdings Group, LLC (“Empower Brands”), which is owned by Spectrum Brands Holdings, Inc. (NYSE: SPB) and Oaktree Capital Management, L.P. An investor presentation outlining the Company’s strategic plan to drive significant long-term value and the Board’s rationale for rejecting Empower Brands’ opportunistic proposal can be found at https://investor.helenoftroy.com/events-and-presentations/presentations/default.aspx. In making its determination, the Board considered, among other factors, the following: • The Company’s Three-Phase Strategic Roadmap is Driving Solid Performance: In April 2026, Helen of Troy, under new CEO G. Scott Uzzell, unveiled its multi-year roadmap to restore momentum and capitalize on its portfolio of trusted brands by defining how it will operate, win and drive strengthened performance: o Strengthening the Foundation for Future Growth: Phase I (FY27)1: Stabilize performance, build core capabilities, concentrate leadership and capital on priority brands, stand up the new organizational model, drive agility via modernized tools and expanded AI use, and improve balance-sheet productivity. o Sharpening Focus on Most Compelling Growth Opportunities: Phase II (Years 2–3): Invest in the highest potential opportunities, expand into attractive adjacencies, accelerate priority international markets, scale expanded omni-channel and innovation capabilities, and optimize the portfolio to win at scale. o Building a Portfolio of Power Brands to Drive Scaled, Sustainable Growth: Phase III (Years 4+): Strengthen the portfolio of Power Brands—including OXO, Osprey, Braun and Olive & June—scale presence in adjacencies, ramp expansion in key and new international markets, and pursue selective M&A. 1 Fiscal year end February 28, 2027. Exhibit 99.1

Helen of Troy is successfully executing this plan and is encouraged by the continued progress it has made. The Company achieved strong Q2 FY27 results, raised guidance, and is reinvesting $66.5 to $70.5 million of tariff refunds back into the business to drive consumer demand and enhance organizational capabilities. Additionally, Helen of Troy continued the multi-quarter trend of debt reduction, lowering total debt over the past 18 months by approximately $244 million to $673 million as of the end of the second quarter and expects to further reduce total debt by an additional $92 million by the end of FY27, as implied at the midpoint of the free cash flow outlook. The Company’s business performance is reflected in the stock price, which has increased 67.5% fiscal year-to-date vs. the S&P 500 of 10.0%2. Helen of Troy’s strategic plan provides a compelling path to deliver greater long-term value creation than Empower Brands’ opportunistic proposal. Over the five-year outlook, the Company expects to deliver: o Low-to-mid single-digit net sales growth, supported by investment behind its Power Brands, proven growth platforms and international expansion, including the reinvestment of tariff refund proceeds. o High-single-digit Adjusted EBITDA growth, driven by strong gross margins, fixed-cost leverage and a recovery in EBITDA margins toward pre-tariff historical levels. Inflationary pressures and brand investments are expected in FY28, with EBITDA acceleration thereafter as inflationary costs are offset. o Mid-to-high-teens Adjusted EPS growth, supported by compounding top-line growth, margin expansion, lower interest expense and tax-structure leverage. Inflationary pressures and brand investments are expected in FY28, with Adjusted EPS acceleration thereafter as inflationary costs are offset. o Approximately 75% free cash flow conversion by year five, as inventory productivity improves, with annual free cash flow per share approaching approximately $10 by the end of the plan. • Helen of Troy Has the Right Board and Leadership to Drive Long-Term Value Creation: The majority of the Board has been refreshed with new directors since 2022. Today, the Board comprises nine directors, eight of whom are independent, and all of whom bring the necessary skills and expertise to guide Helen of Troy. Following a rigorous and thoughtful search process, the Board appointed G. Scott Uzzell as CEO in September 2025. Since joining Helen of Troy, Scott has been focused on restoring momentum, successfully de-leveraging, accelerating innovation and delivering sharper execution. Together with CFO Brian Grass, the management team has 2 Stock price performance calculated based on the closing share price as of February 27, 2026, the last trading day prior to the end of Helen of Troy’s fiscal 2026, through the closing share price on November 3, 2026.

implemented a general manager-led operating model that is designed to enable agility and drive Helen of Troy’s brands into the future. • Empower Brands’ Proposal is Opportunistic: Helen of Troy believes Empower Brands’ proposal is timed to exploit the dislocation in its stock price since Liberation Day, created in part by tariff- related business disruption, while the Company is also in the midst of implementing its strategic plan to restore momentum. • Helen of Troy Engaged Constructively with Empower Brands: The Company and Board actively engaged with and were responsive to Empower Brands and its advisors, including offering a customary non-disclosure agreement that would allow them to receive information. Empower Brands refused the offer, highlighting the opportunistic nature of the approach and lack of diligence in determining the value of Helen of Troy. The Company also issued the following statement: The Helen of Troy Board, after comprehensive review alongside its financial and legal advisors, has unanimously determined that Empower Brands’ proposal substantially undervalues Helen of Troy and its prospects for continued growth and value creation, and is not in the best interest of Helen of Troy or its shareholders. The Board believes that continuing to execute Helen of Troy’s strategy will create greater long-term value than pursuing Empower Brands’ proposal. The Board remains open to opportunities that are in the best interest of Helen of Troy and its shareholders and will appropriately consider opportunities consistent with its fiduciary duties. BofA Securities is acting as financial advisor and Baker McKenzie LLP is acting as legal advisor to the Company. About Helen of Troy Limited Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative products and solutions for its customers through a diversified portfolio of well-recognized and widely- trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools, Drybar, Curlsmith, Revlon and Olive & June. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors. For more information about Helen of Troy, please visit http://investor.helenoftroy.com Non-GAAP Financial Measures This press release includes or refers to certain measures that the Company believes are non-GAAP financial measures as defined by SEC Regulation G, Rule 100. The Company is unable to present a quantitative reconciliation of forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP financial measures without unreasonable effort or expense and therefore cannot address the significance of the unavailable GAAP information. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The Company believes that these non- GAAP financial measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Company believes that these non-GAAP financial measures, in combination with the Company’s financial results calculated in accordance with GAAP, provide investors with additional perspective regarding the impact of certain charges and benefits on applicable income, margin and earnings per share measures. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP financial measures do not reflect the full economic impact of the Company’s activities. These non-GAAP financial measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial measures and may be calculated differently than non-GAAP financial measures disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP financial measures. Forward-Looking Statements Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “ongoing”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address our strategic plans, operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, debt reduction, earnings per share results, and statements expressing general expectations about future operating results, are forward- looking statements and are based upon its current expectations and various assumptions. The Company currently believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks, many of which are beyond the Company’s control, that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the year ended February 28, 2026, and in the Company’s other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company’s ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company’s central global Enterprise Resource Planning systems and other peripheral information systems, risks associated with the use of licensed trademarks from or to third parties, the Company’s ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company’s gross profit and operating results, the Company’s dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company’s dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers or diversify production to other regions or source the same product in multiple regions or implement potential tariff mitigation plans, the Company’s ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company’s dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, geopolitical conditions including global conflicts or wars such as the Israel-United States and Iran conflict, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company’s reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, the Company’s ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, divestitures and global restructuring plans, the risks of significant tariffs or other restrictions continuing to be placed on imports from China, Vietnam or Mexico and any retaliatory measures taken by these countries, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other sustainability matters, the risks associated with significant changes in or the Company’s compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the risks associated with product recalls, product liability, class actions and other claims against the Company, the Company’s dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with regulatory changes in Bermuda, including economic substance and tax governance requirements, the risks associated with accounting for tax positions and the resolution of tax disputes, and associated financial risks including but not limited to, the risks to the Company’s business, liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under and compliance with its credit facility, including debt covenants, significant additional impairment of the Company’s goodwill, indefinite-lived and definite-lived intangible assets and other long-lived assets, projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount, increased costs of raw materials, energy and transportation, and risks associated with foreign currency exchange rate fluctuations. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. Additional Information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of the Company has commenced at this time. If a tender offer is commenced, the Company may file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. In addition, the Company may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Certain Information Regarding Participants The Company and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company's Annual Report on Form 10-K for the year ended February 28, 2026, which was filed with the SEC on April 23, 2026, and its proxy statement for the 2026 Annual General Meeting of Shareholders, which was filed with the SEC on June 24, 2026. These documents can be obtained free of charge from the source indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Investor: Helen of Troy Limited Anne Rakunas, Sr. Director, Investor Relations & Corporate Communications investors@helenoftroy.com ICR, Inc. Allison Malkin, Partner investors@helenoftroy.com Media: Joseph Sala / Adam Pollack Joele Frank, Wilkinson Brimmer Katcher 212-355-4449